Overview of Conectiv Energy Sale
April 21, 2010 Investor Call
Joe Rigby
Chairman, President and Chief Executive Officer
Tony Kamerick
Senior Vice President and Chief Financial Officer

Some of the statements contained in today’s presentations are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of
1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-
looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-
looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American
Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange
Commission.
Safe Harbor Statement

Purchaser:	Calpine Corporation
Purchase Price:	• $1.65 billion for generation assets • Value of fuel inventory at closing (estimated at $50 million) • Total ~ $1.7 billion
Assets Sold:	• Conectiv Energy’s generating facilities and assets (3,860 MW) • 565 MW combined cycle generating plant under construction (Delta project) and associated 6-year tolling agreement
Excluded Assets:	• Load service supply contracts, energy hedging portfolio, certain tolling agreements, and several other non-core assets • PHI retains the value realized by liquidation of these assets
Target Closing Date:	June 30, 2010
Financing Contingency:	None
Required Approvals:	• Federal Energy Regulatory Commission • Hart-Scott-Rodino review
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Summary of Transaction Terms

Note: See Safe Harbor Statement at the beginning of today’s presentation.
PHI’s Strategic Repositioning
• Sale of Conectiv repositions PHI as fundamentally a regulated utility company
 – Upon completion of the sale, approximately 90% - 95% of PHI’s operating income will be generated by the regulated utility business
 – Sale significantly reduces PHI’s exposure to the energy commodity markets
• Clarifies our strategic vision / value proposition
• Improves the business risk profile
• Reduces earnings volatility
• Lowers capital and collateral requirements
• Strengthens credit profile
• Supports our commitment to the current dividend level

Note: See Safe Harbor Statement at the beginning of today’s presentation.
* Excludes dividend reinvestment plan issuance of approximately $40 million per year.

The Timing is Right
• Taking action now delivers real near-term value
 – Improves balance sheet / credit profile
 – Eliminates the need for equity until at least 2012*
 – Provides clarity of strategy
• Energy market is unlikely to improve enough in the foreseeable future to materially improve asset valuation
• No plans to invest capital to grow Conectiv Energy
• Full value of Conectiv Energy never realized in market valuation, yet
 PHI was exposed to significant downside risk through the volatility of the business

Estimated Sources of Funds	
Purchase Price Including Fuel	$1,700
Return of Collateral, Working Capital and Liquidation of Supply Contracts	350-450
Transaction and Other Costs	(50)
Total Sources	~ $2,050

Estimated Uses of Funds	
Taxes	$300
PHI Debt Reduction	1,750
- Bridge Loan	
- Short Term Debt	
- Long Term Debt	
Total Uses	~ $2,050

No equity issuance needed until at least 2012
(Millions of Dollars)
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Sources/Uses of Funds

	2009 Actual	2011 Estimate
Percentage of operating income derived from regulated business*	71%	90% - 95%
FFO/Debt*	13%	Mid-15%
Debt/Capitalization*	57%	54%
* See appendix for 2009 calculations.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Transaction Strengthens Credit Profile
Transaction significantly improves business risk profile and improves credit metrics

• Overall after-tax loss of $60 to $90 million* resulting from:
 – Loss on generation assets (2Q10)
 – Estimated effects of liquidating remaining Conectiv Energy assets (2Q10 through 1Q11)
 – Transaction and other costs
• Conectiv Energy segment will be reported as
 discontinued operations beginning 2Q10

Note: See Safe Harbor Statement at the beginning of today’s presentation.
* The loss to be recognized in the second quarter of 2010 could exceed this range due to unrealized losses required to be recorded in earnings related to derivative instruments no longer qualifying for cash flow hedge accounting. PHI currently estimates that these unrealized losses will be offset within the next twelve months by gains from the liquidation of load service supply contracts.
Accounting for the
Conectiv Energy Sale

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Positioned to Enhance
Shareholder Value
We believe the transaction will lead to higher shareholder value
• Improved risk profile
• Lower cost of capital
• Lower liquidity requirements
• Strengthened balance sheet
• No equity issuance needed until at least 2012

Appendix

Power Delivery	Conectiv Energy	Pepco Energy Services	Other Non-Regulated	Corporate & Other	PHI Consolidated
Reported Segment Operating Income	$505.0	$48.0	$89.0	$47.0	$6.0	$695.0
Percent of operating income	72.7%	6.9%	12.8%	6.8%	0.8%	100.0%
Special Items included in Operating Income						
Effect of Mirant bankruptcy claims settlement	(40.0)					(40.0)
Maryland income tax settlement fees	2.0					2.0
Operating Income excluding Special Items	$467.0	$48.0	$89.0	$47.0	$6.0	$657.0
Percent of operating income excluding special items	71.1%	7.3%	13.5%	7.2%	0.9%	100.0%

Reported Operating Income Reconciled to Operating Income Excluding Special Items
For the twelve months ended December 31, 2009
(Millions of Dollars)
Note: Management believes the special items are not representative of the Company’s ongoing business operations.
Reconciliation of Operating Income

Calculation of FFO/Debt Ratio

PHI
Pepco Holdings, Inc

For the Year Ended December 31, 2009

(millions of dollars)	*As Filed*	*Special Items* Mirant Gain	MD Tax Refund	*Adjusted to Exclude Special Items*	*Adjusted to Exclude Cash Working Capital*
OPERATING ACTIVITIES					
Net income	$ 235	$ (24)	$ (11)	$ 200	$ 200
Adjustments to reconcile net income to net cash from operating activities:					
Depreciation and amortization	391			391	391
Non-cash rents from cross-border energy lease investments	(54)			(54)	(54)
Non-cash charge to reduce equity value of PHI's cross-border energy lease investments	3			3	3
Effect of settlement of Mirant bankruptcy claims	(40)	40		-	-
Changes in restricted cash equivalents related to Mirant settlement	102	(102)		-	-
Deferred income taxes	247			247	247
Net unrealized losses on commodity derivatives	59			59	59
Other	(3)			(3)	(3)
Changes in:					
Accounts receivable	171	(64)		107	-
Inventories	81			81	-
Prepaid expenses	(14)			(14)	-
Regulatory assets and liabilities, net	(221)	64		(157)	(157)
Accounts payable and accrued liabilities	(197)			(197)	-
Pension benefit obligation, excluding contributions	95			95	95
Pension contributions	(300)			(300)	-
Cash collateral related to derivative activities	(11)			(11)	-
Taxes accrued	78	(16)	-	62	-
Other assets and liabilities	(16)			(16)	(16)
Net Cash From Operating Activities	$ 606	$ (102)	$ (11)	$ 493	$ 765
Adjustments:					
Securitization Amortization					(50)
Securitization Deferred Taxes					20
Adjusted Total Funds From Operations (FFO)					$ 735

TOTAL DEBT CALCULATION	*December 31, 2009*
Short-term Debt	$ 530
Current Portion of Long-term Debt	536
Long-term Debt	4,470
Transition Bonds Issued by ACE Funding	368
Long-term Project Funding	17
Capital Lease Obligations	99
Unamortized Debt Discount	14
Total Debt	$ 6,034
Exclude Transition Bonds Issued by ACE Funding (includes current portion)	(402)
Adjusted Total Debt	$ 5,632
Adjusted FFO/Debt	13%

PHI
Pepco Holdings, Inc

TOTAL CAPITALIZATION

		December 31, 2009
Short-term Debt	$	530
Current Portion of Long-term Debt		536
Long-term Debt		4,470
Transition Bonds Issued by ACE Funding		368
Long-term Project Funding		17
Capital Lease Obligations		99
Unamortized Debt Discount		14
Total Debt	$	6,034
Exclude Transition Bonds Issued by ACE Funding (includes current portion)		(402)
Adjusted Total Debt	$	5,632
Total Equity	$	4,262
Total Capitalization	$	9,894
Debt/Total Capitalization		57%

Calculation of Debt/Capitalization Ratio